Royce Low-Priced Stock Fund

Special Meeting of Shareholders to be held on

May 28, 2019

Your vote is critical!

Recently, we sent proxy materials to you regarding the special meeting of shareholders that is scheduled for May 28, 2019. The fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the fund to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote is important, no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the May 28, 2019 special meeting of shareholders.

How to vote

Online: Visit the website listed on the enclosed proxy card and enter the control number appearing on the card. Follow the on-screen prompts to vote.
Phone: Call the toll-free telephone number listed on the enclosed proxy card and enter the control number appearing on the card. Follow the touch-tone prompts to vote.
Mail: Return the completed and signed proxy card in the enclosed postage-paid envelope so that it is received by May 28, 2019.

Please call Royce Investor Services toll-free at 1-800-221-4268 with any questions you may have about the proposal.

If you need assistance voting, please call 1-866-209-8568 to speak to a live proxy specialist. We can answer your questions and record your vote.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR SHARES TODAY!

Royce Small-Cap Leaders Fund

Special Meeting of Shareholders to be held on

May 28, 2019

Your vote is critical!

Recently, we sent proxy materials to you regarding the special meeting of shareholders that is scheduled for May 28, 2019. The fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the fund to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote is important, no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the May 28, 2019 special meeting of shareholders.

How to vote

Online: Visit the website listed on the enclosed proxy card and enter the control number appearing on the card. Follow the on-screen prompts to vote.
Phone: Call the toll-free telephone number listed on the enclosed proxy card and enter the control number appearing on the card. Follow the touch-tone prompts to vote.
Mail: Return the completed and signed proxy card in the enclosed postage-paid envelope so that it is received by May 28, 2019.

Please call Royce Investor Services toll-free at 1-800-221-4268 with any questions you may have about the proposal.

If you need assistance voting, please call 1-866-209-8568 to speak to a live proxy specialist. We can answer your questions and record your vote.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR SHARES TODAY!